Exhibit 99.1

Data I/O Completes Transformational Acquisition of V-TEK,

Anticipated to Double Revenue

Accretive Acquisition Adds Multiple New Markets and Significant Acceleration of

Programming-as-a-Service Offering

Redmond, WA – October 21, 2026 -- Data I/O Corporation (NASDAQ: DAIO) (the “Company”), the leading global provider of data programming equipment, provisioning services and security provisioning for Flash-based microcontrollers, and high density memory devices, today announced that it has completed its previously announced transformational acquisition of V-TEK, Inc. and A&J Programming, Inc. (collectively, “V-TEK”), leading manufacturers of semiconductor handling automation for test and packaging solutions based in Mankato, MN.

“Closing this acquisition marks the first significant milestone set two years ago to expand markets we serve and expand the lines of revenue to make Data I/O a more resilient, profitable and growth-oriented company. The NEW Data I/O becomes real and is materially impactful to its financial performance and growth outlook,” said William Wentworth, President and CEO of Data I/O Corporation. “The acquisition is expected to be accretive to our existing operations. With the acquisition of V-TEK, we will diversify our revenue streams, reducing our reliance on the cyclical nature of the capital equipment markets. We have minimized our reliance on the automotive industry, more than doubled our revenue consolidated, which expands Data I/O into markets such as data center, AI, photonics, industrial automation, medical, military, aerospace and defense. We will continue to innovate and invest in new automation solutions for programming and test. V-TEK’s existing programming business let us accelerate Programming-as-a-Service. Just as important, we are shifting revenue mix adding software and services, which will play a more significant role in next year’s growth plan.”

“We are proud of what the V-TEK team has built, and we believe Data I/O is the right partner to take the business to its next stage,” said Bill Karol on behalf of the selling ownership group. “Our decision to take up to $3 million of the purchase price in Data I/O stock, reflects our conviction in the combined company. With broader end markets, a growing service business and meaningful new scale, we believe there is the potential for significant upside ahead and look forward to participating in it as shareholders.”

“Each of our three companies brings a distinct strength, and together they are covering the data provisioning supply chain,” said Mitch Jacobs, President, V-TEK, Inc. and, following the acquisition, Senior Vice President, Data I/O Corporation. “V-TEK’s handling, test, inspection and packaging systems, A&J Programming’s service expertise and Data I/O’s programming and security technology fit naturally together. That combination lets us expand our solutions with modular and customized systems, flexible service offerings, and global distribution and on-site support. It’s a stronger offering for customers and a real growth platform for the business.”

Additional benefits from the acquisition of V-TEK include, but are not limited to, significant sales synergies across all revenue lines and channel partners, operating leverage synergies, and lower-cost domestic manufacturing, tooling and other capabilities that will improve margins over time while increasing scale and scope for future growth. Following the acquisition, V-TEK will operate as a subsidiary of Data I/O.

Transaction Terms

Total consideration was approximately $23 million, paid in a combination of $20 million in cash and $3 million in Data I/O common stock. A portion of the cash consideration came from the closing of the private placement announced on October 19, 2026.

StoneX Financial Inc. served as M&A advisor to the Company, and Dorsey & Whitney LLP served as legal advisor.

Sperry Mitchell & Company served as M&A advisor to V-TEK, and Blank Rome LLP served as legal advisor.

The securities referenced in this press release as part of the acquisition have not been registered under the Securities Act of 1933, as amended (“Securities Act”), or any state or other applicable jurisdiction’s securities laws. They may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor may there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Data I/O Corporation

Since 1972, Data I/O has developed innovative solutions to enable the design and manufacture of electronic products for automotive, Internet-of-Things, medical, wireless, consumer electronics, industrial controls and other electronics devices. Today, our customers use Data I/O’s data programming solutions and security deployment platform to secure the global electronics supply chain and protect IoT device intellectual property from point of inception to deployment in the field. OEMs of any size can program and securely provision devices from early samples all the way to high volume production prior to shipping semiconductor devices to a manufacturing line. Data I/O enables customers to reliably, securely, and cost-effectively bring innovative new products to life. These solutions are backed by a portfolio of patents and a global network of Data I/O support and service professionals, ensuring success for our customers. Learn more at dataio.com/Company/Patents.

Learn more at dataio.com

Safe Harbor/Forward Looking Statements and Disclosure Information

The Company cautions you that statements contained in this press release regarding matters that are not historical facts are forward-looking statements, including the benefits anticipated from the acquisition. Such forward-looking statements involve risks, assumptions and uncertainties. Statements in this news release may be construed as a prediction of future operations and performance or events are forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements.

Forward-looking statement disclaimers also apply to the timing and contributions of acquisitions, acquisition synergies, the demand for the Company’s products, the impact from geopolitical conditions including any related international trade restrictions, and cybersecurity incidents and the possibility that the Company’s containment and remediation efforts may be unsuccessful or becomes a challenging force in maintaining market share. Factors that may impact the Company’s operations and finances include uncertainties as to the ability to record revenues based upon the timing of product deliveries, market acceptance of Edge AI, shipping availability, installations and acceptance, accrual of expenses, coronavirus or other business interruptions, changes in economic conditions, part shortages, business disruptions and other risks including those described in the Company’s 10-K, 10-Q and other periodic filings with the Securities and Exchange Commission (SEC), press releases and other communications.

Data I/O may use its website (www.dataio.com) and investor relations page (www.dataio.com/Company/Investor-Relations), its X account (@DataIO_Company), and its LinkedIn page (linkedin.com/company/data-io) to disclose material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors and other interested parties should monitor these sites, in addition to following Data I/O’s press releases, Securities and Exchange Commission (SEC) filings, public conference calls and public presentations/webcasts.

*References in this press release are made to non-GAAP (Generally Accepted Accounting Principles) financial measures, including profitability and operating/net income excluding one-time items, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Adjusted EBITDA (AEBITDA), which excludes equity compensation, and AEBITDA excluding one-time items. Reconciliations are provided in the tables of this press release. Non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, excluding equity compensation, and other one-time investments/expenses should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s results and facilitate the comparison of results.

Media Contact

Data I/O Corporation

Jennifer Higgins

Director Corporate Marketing

higginj@dataio.com

+1-425-867-6922

Investor Contact

Darrow Associates, Inc.

Jordan Darrow

jdarrow@darrowir.com

+1-631-766-4528